UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017

ZAIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35848	46-1314400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322 Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 14, 2017, ZAIS Group Holdings, Inc. (the “Company”) issued an earnings release (the “Earnings Release”) announcing its financial results for the three and six months ended June 30, 2017. A copy of the Earnings Release is attached as Exhibit 99.1 hereto and incorporated herein by reference. Additionally, on August 14, 2017, the Company made available on its website, www.ZAISGroupHoldings.com, supplemental investor information relating to the Company’s assets under management.

The information pertaining to Item 2.02 in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 8.01	Other Events.

The Company has established November 7, 2017 as the date of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”).

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is received by the Secretary of the Company at the Company’s principal executive offices (ZAIS Group Holdings, Inc., Two Bridge Avenue, Suite 322, Red Bank, New Jersey 07701-1106, Attn: Secretary), no later than the close of business on August 24, 2017, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any stockholder proposals must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2017 Annual Meeting. The August 24, 2017 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, in accordance with the requirements contained in the Company’s Amended and Restated By-Laws, stockholders who wish to bring business before the 2017 Annual Meeting or to nominate a person for election as a director at the 2017 Annual Meeting must ensure that written notice of such proposal (including all of the information specified in the Company’s Amended and Restated By-Laws) is received by the Company’s Secretary at the address specified above no later than the close of business on August 24, 2017.  Any such proposal must meet the requirements set forth in the Company’s Amended and Restated By-Laws in order to be brought before the 2017 Annual Meeting.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Earnings Release, August 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS GROUP HOLDINGS, INC.

	By:	/s/ Nisha Motani
Nisha Motani
Chief Financial Officer
Date: August 14, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release, dated August 14, 2017